UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

KALVISTA PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36830	20-0915291
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Cambridge Parkway Suite 901E
Cambridge, Massachusetts		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 999-0075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective as of May 25, 2022, Daniel Soland resigned from his position on the Board of Directors (the “Board”) of KalVista Pharmaceuticals, Inc. (the “Company”) and all committees thereof. Mr. Soland’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(d)

On May 26, 2022 upon the recommendation of the Nominating and Governance Committee of the Board, the Board approved the appointment of Patrick Treanor (“Mr. Treanor”) to the Board effective immediately, to serve until his successor is duly elected and qualified, or until his death, resignation or removal. Mr. Treanor will serve as a Class II Director whose term will expire at the Company’s 2024 Annual Meeting of Stockholders.

There are no arrangements or understandings between Mr. Treanor and any other persons pursuant to which Mr. Treanor was named as a director. Mr. Treanor is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Additionally, the Board has determined that Mr. Treanor satisfies the independence requirements of the NASDAQ Stock Market listing rules and the Securities and Exchange Commission.

Mr. Treanor’s compensation shall be consistent with the Company’s current policy for incoming non-employee directors, which provides for (i) an initial award upon such individual’s first appointment to the Board, consisting of options to purchase 17,000 shares of the Company’s common stock (ii) an annual retainer of $42,500 paid in cash and (iii) an annual award to be granted commencing on the date of the first annual meeting of stockholders after Mr. Treanor has been serving as a director for one year, consisting of options to purchase 10,000 shares of the Company’s common stock.

In connection with his appointment to the Board, Mr. Treanor will execute the Company’s standard form of indemnification agreement for directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date:	May 27, 2022	By:	/s/ Benjamin L. Palleiko
Benjamin L. Palleiko Chief Business Officer and Chief Financial Officer